                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                               September 23, 1999
                Date of Report (Date of earliest event reported)




                                   INTUIT INC.
             (Exact Name of Registrant as Specified in its Charter)
              -----------------------------------------------------

    Delaware                        000-21180                            77-0034661
(State or other              (Commission File Number)                 (I.R.S. Employer
Jurisdiction of                                                     Identification No.)
 Incorporation)

                    ----------------------------------------

                               2535 Garcia Avenue
                             Mountain View, CA 94043

               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (650) 944-6000


              -----------------------------------------------------

Item 5.   Other Events.

Bill Campbell Named as Acting Chief Executive.

On September 23, 1999, Intuit Inc. (the "Company") announced that its Board of Directors had named current Chairman and former Chief Executive Officer Bill Campbell as its acting chief executive. Bill Campbell will assume day-to-day operations of the Company pending selection of a new CEO to replace Bill Harris, who has resigned. Harris will remain on the board of directors, and will work with Campbell and the board to search for a new CEO.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       INTUIT INC.



                                       /s/ CATHERINE L. VALENTINE
                                       -------------------------------
                                       By: Catherine L. Valentine
                                           Vice President and Secretary

Date:  September 24, 1999


                                       3